September 30, 2018

Dear Investor:

The Sound Shore Fund Investor (SSHFX) and Institutional (SSHVX) class shares rose 5.61% and 5.63%, respectively, in the 3rd quarter of 2018, which trailed the 5.70% return for the Russell 1000 Value Index (Russell Value), and the 7.71% return for the Standard & Poor’s 500 Index (S&P 500). Year-to-date returns for SSHFX of 3.63% and for SSHVX of 3.74% were also behind the Russell Value’s 3.92% and the S&P 500’s 10.56%. Longer-term, a $10,000 investment in the Sound Shore Fund (Investor Class) made 20 years ago would be worth $48,329 versus $41,861 from a similar investment in the S&P 500.

We are required by the SEC to say that: Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s Investor Class 1, 5, and 10-year average annual total returns for the period ended September 30, 2018 were 8.06%, 10.20%, and 9.50%, respectively. The Fund’s Institutional Class 1, 5, and 10-year average annual total returns for the period ended September 30, 2018 were 8.21%, 10.38%, and 9.70%, respectively. Fund returns assume the reinvestment of all dividend and capital gain distributions. As stated in the current prospectus, the total annual operating expense ratio (gross) is 0.91% for the Investor Class and 0.82% for the Institutional Class. The net expense ratio for the Institutional Class is 0.76% pursuant to an expense limitation agreement between the Adviser and the Fund. This agreement is in effect until at least May 1, 2019. The performance for the Institutional Class prior to its inception on 12/9/13 is based on the performance of the Investor Class, adjusted to reflect the lower expense ratio of the Institutional Class (net of expense reimbursements). For the most recent month-end performance, please visit the Fund’s website at www.soundshorefund.com.

US equity benchmarks posted their best quarterly result in nearly five years during the three months ended September 30, 2018. Sound Shore’s portfolio finished nearly in line with the Russell 1000 Value Index, but trailed the Standard & Poor’s 500 Index. Investors were encouraged by a number of positive data points including solid corporate earnings, strong US employment, and greater consumer confidence. Even so, higher US interest rates, trade issues, and a mixed global economic picture gave pause for thought late in the period.

Sound Shore's third quarter performance was driven by a broad roster of 12 stocks from 6 different industry groups that each gained more than 10%: Alexion, Aon, Berkshire Hathaway, Delta, Eaton, First Data, Fluor, Merck, Microsoft, Pfizer, Thermo Fisher and Walmart. In addition to their attractive valuations, these companies are winning in their industries.

The best contributor among these leaders, drug maker Merck & Co., presents a great Sound Shore case study. We initiated our position in 2015 when the stock was attractively valued at 14 times earnings. At that time, we believed that consensus concerns were overstating the impact of patent expirations and undervaluing Merck's strong new product pipeline. Benefitting from a “best-in-class” research and development team, Merck’s progress is being fueled by the impressive growth of its immuno-oncology cancer drug, Keytruda. In fact, revenue estimates for Keytruda have increased from $3 billion when we invested, to approaching $10 billion for next year. The stock remains a full position and is still attractive at less than 15 times 2019 earnings.

Another strong third quarter investment was electrical products leader, Eaton, a recent addition to our portfolio and a name we have successfully owned in the past. Eaton again showed up in our valuation screens earlier this year when shares were trading below normal at 13 times earnings and after the stock had lagged the market for a few years. Though Wall Street consensus was unfavorable due to Eaton's prior four years’ of stagnant earnings, our analysis suggested that management’s plan to improve growth and efficiency would lead to strong incremental margins and double digit earnings gains. As well, Eaton’s greater emphasis on capital discipline should yield higher dividends and share buybacks for shareholders and the stock retains a favorable risk/reward profile.

Meanwhile, integrated US natural gas producer Antero Resources finished lower, returning its prior 2018 gains, despite higher energy prices. A one-quarter delay in Antero achieving free cash flow, which we view as transient, contributed to the decline. More recently, the company announced restructuring plans, which will more closely align management and shareholder incentives and include a 10% share repurchase. Attractively valued versus reserves, book value and cash flow, Antero remains a holding.

Similarly, semiconductor capital equipment supplier Applied Materials retraced on signs of slower end market growth internationally. With a strong balance sheet to withstand uncertain near term orders, the company continues to gain market share. The stock is trading below normal at 10 times earnings and is a technological winner in its industry.

Looking into the final quarter of 2018, US mid-term elections will likely top the list of macro factors on investors’ minds, with central bank moves and trade concerns following close behind. That said, stock performance based upon company-specific fundamentals seems to be more characteristic of recent markets. Sound Shore carefully focuses its investments on attractively valued, high quality companies with manageable risks that we can research and understand.

Indeed, at September 30, 2018, Sound Shore’s portfolio had a forward price-earnings multiple of 13 times consensus, a meaningful discount to the S&P 500 Index at 17 times and the Russell 1000 Value at 14 times. Exact timing is elusive, as always, but we believe the current environment is well suited to our bottom up, value driven investment process. All of us at Sound Shore continue to invest our personal assets in the strategy through the Sound Shore Fund.

Thank you for your investment in Sound Shore.

Sincerely,

SOUND SHORE FUND

Harry Burn, III

John P. DeGulis

T. Gibbs Kane, Jr.

Co-Portfolio Managers

Important Information

The Standard & Poor’s 500 Index is an unmanaged index representing the average performance of 500 widely held, publicly traded, large capitalization stocks. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. It is not possible to invest directly in an Index.

This letter may contain discussions about certain investments both held and not held in the portfolio. As required by the Financial Industry Regulatory Authority (FINRA), we must remind you that current and future portfolio holdings are subject to risk. Percent of net assets as of 9/30/18: Alexion Pharmaceuticals, Inc.: 2.61%; Antero Resources Corporation: 2.20%; Aon PLC: 2.49%; Applied Materials, Inc.: 2.03%; Berkshire Hathaway, Inc. Class B: 3.35%; Delta Air Lines, Inc.: 2.55%; Eaton Corporation: 2.64%; First Data Corporation: 3.52%; Fluor Corporation: 2.07%; Merck & Co., Inc.: 4.12%; Microsoft Corporation: 2.81%; Pfizer, Inc.: 3.87%; Thermo Fisher Scientific, Inc.: 2.66%; and Walmart, Inc. 2.99%.

An investment in the Fund is subject to risk, including the possible loss of principal amount invested. Mid Cap Risk: Securities of medium sized companies may be more volatile and more difficult to liquidate during market downturns than securities of large, more widely traded companies. Foreign Securities Risk: The Fund may invest in foreign securities primarily in the form of American Depositary Receipts. Investing in the securities of foreign issuers also involves certain special risks, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S issuers including increased risks of adverse issuer, political, regulatory, market or economic developments, changes in currency rates and in exchange control regulations. The Fund is also subject to other risks, including, but not limited to, risks associated with value investing.

The views in this letter were those of the Fund managers as of 9/30/18 and may not necessarily reflect their views on the date this letter is first published or anytime thereafter.

You should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The summary prospectus and/or the prospectus contain this and other information about the Fund and are available from your financial intermediary or www.soundshorefund.com. The summary prospectus and/or prospectus should be read carefully before investing.

Distributed by Foreside Fund Services, LLC.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Unaudited)

SEPTEMBER 30, 2018

	Share
	Amount	Value
Common Stock (94.1%) (a)
Communication Services (7.3%)
Alphabet, Inc., Class A (b)	42,295	$51,053,449
CBS Corp., Class B	962,500	55,295,625
Vodafone Group PLC, ADR	2,082,350	45,186,995
		151,536,069
Consumer Discretionary (2.6%)
The Goodyear Tire & Rubber Co.	2,320,750	54,282,343

Consumer Staples (3.0%)
Walmart, Inc.	661,950	62,163,725

Energy (9.3%)
Antero Resources Corp. (b)	2,584,400	45,769,724
EQT Corp.	1,310,700	57,972,261
Schlumberger, Ltd.	344,000	20,956,480
Total SA, ADR	1,059,750	68,237,302
		192,935,767
Financials (27.0%)
American International Group, Inc.	1,369,200	72,896,208
Aon PLC	337,200	51,854,616
Bank of America Corp.	2,472,850	72,850,161
Berkshire Hathaway, Inc., Class B (b)	325,050	69,596,455
Capital One Financial Corp.	687,700	65,283,361
Chubb, Ltd.	501,950	67,080,598
Citigroup, Inc.	1,193,950	85,653,973
Marsh & McLennan Cos., Inc.	566,400	46,852,608
MetLife, Inc.	654,350	30,571,232
		562,639,212
Health Care (15.6%)
Alexion Pharmaceuticals, Inc. (b)	390,550	54,290,355
Allergan PLC	255,500	48,667,640
Merck & Co., Inc.	1,208,750	85,748,725
Pfizer, Inc.	1,824,950	80,425,547

See Notes to Schedule of Investments.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

SEPTEMBER 30, 2018

	Share
	Amount	Value
Health Care (15.6%)
Thermo Fisher Scientific, Inc.	226,700	$55,332,936
		324,465,203
Industrials (11.7%)
Delta Air Lines, Inc.	918,000	53,087,940
Eaton Corp. PLC	632,600	54,865,398
Fluor Corp.	740,300	43,011,430
nVent Electric PLC	1,707,350	46,371,626
Pentair PLC	1,059,450	45,927,157
		243,263,551
Information Technology (12.9%)
Applied Materials, Inc.	1,094,450	42,300,492
CommScope Holding Co., Inc. (b)	581,400	17,883,864
First Data Corp., Class A (b)	2,993,250	73,244,827
Flex, Ltd. (b)	460,150	6,037,168
Microsoft Corp.	511,250	58,471,663
Sabre Corp.	2,666,950	69,554,056
		267,492,070
Materials (2.7%)
International Paper Co.	1,152,550	56,647,833

Utilities (2.0%)
Exelon Corp.	975,550	42,592,513
Total Common Stock (94.1%) (cost $1,501,052,065)		1,958,018,286

Short-Term Investments (6.2%)
Money Market Fund (6.2%)
Morgan Stanley Institutional Liquidity Funds Government Portfolio, Institutional Class, 1.89% (c)	128,845,121	128,845,121
Total Short-Term Investments (6.2%) (cost $128,845,121)		128,845,121

Investments, at value (100.3%) (cost $1,629,897,186)		$2,086,863,407
Other Liabilities Less Assets (-0.3%)		(7,006,876)
Net Assets (100.0%)		$2,079,856,531

See Notes to Schedule of Investments.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Unaudited) (Concluded)

SEPTEMBER 30, 2018

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Non-income producing security.
(c)	Percentage disclosed reflects the money market fund’s institutional class shares 30-day yield as of September 30, 2018.
ADR	American Depositary Receipt
PLC	Public Limited Company

See Notes to Schedule of Investments.

SOUND SHORE FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

SEPTEMBER 30, 2018

1. Organization

Sound Shore Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on February 19, 1985 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the “Act”). The investment objective of the Fund is growth of capital. The Fund qualifies as an investment company as defined in the Financial Accounting Standards Codification 946 — Financial Services — Investment Companies.

The total number of shares of common stock which the Fund is authorized to issue is 200,000,000, par value $0.001 per share of which 100,000,000 shares are designated to the Investor Class and 100,000,000 shares are designated to the Institutional Class. The Board of Directors (the “Board”) may, without shareholder approval, classify or reclassify any unissued shares into other classes or series of shares.

Each share of the Fund has equal dividend, distribution, liquidation and voting rights (except as to matters relating exclusively to one class of shares), and fractional shares have those rights proportionately.

2. Significant Accounting Policies

This schedule of investments is prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

The following represents the significant accounting policies of the Fund:

a. Security Valuation

Exchange-traded securities including those traded on the National Association of Securities Dealers’ Automated Quotation system (“NASDAQ”), are valued at the last quoted sale price or official closing price as provided by independent pricing services as of the close of trading on the system or exchange on which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked prices. Non-exchange-traded securities for which over-the-counter market quotations are readily available are generally valued at the mean between the current bid and asked prices provided by independent pricing services. Investments in other open-end regulated investment companies are valued at their publicly traded net asset value (“NAV”).

The Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available (including a short and temporary lapse in the provision of a price by the regular pricing source) or, if in the judgment of Sound Shore Management, Inc. (the "Adviser"), the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser to make such a judgment include, but are not limited to, the following: (i) only a bid price or an asked price is available, (ii) the spread between the bid price and the asked price is substantial, (iii) the frequency of sales, (iv) the thinness of the market, (v) the size of reported trades, and (vi) actions of the securities markets, such as the suspension or limitation of trading. Fair valuation is based on subjective factors and, as a result, the fair

SOUND SHORE FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

SEPTEMBER 30, 2018

value price of a security may differ from the security’s market price and may not be the price at which the security may be sold. Fair valuation could result in a NAV different from one determined by using market quotations.

Valuation inputs used to determine the value of the Fund’s investments are summarized in the three broad levels listed below:

Level 1 - quoted prices in active markets for identical assets

Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Pursuant to the valuation procedures noted previously, equity securities (including exchange-traded securities and other open-end regulated investment companies) are generally categorized as Level 1 securities in the fair value hierarchy. Investments for which there are no quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

The following table summarizes the Fund’s investments categorized in the fair value hierarchy as of September 30, 2018:

				Total
				Investments
Security Type	Level 1	Level 2	Level 3	in Securities
Common Stock	$1,958,018,286	$–	$–	$1,958,018,286
Short-Term Investments	128,845,121	–	–	128,845,121
Total Investments	$2,086,863,407	$–	$–	$2,086,863,407

At September 30, 2018, all equity securities and open-end regulated investment companies were included in Level 1 in the table above. Please refer to the Schedule of Investments to view equity securities categorized by sector/industry type.

The Fund’s policy is to disclose transfers between Levels based on valuations at the end of the reporting period. There were no transfers between Levels as of September 30, 2018, based on the valuation input Levels on December 31, 2017.

b. Security Transactions

Security transactions are recorded on a trade date basis.

SOUND SHORE FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Concluded)

SEPTEMBER 30, 2018

3. Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13 “Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which includes amendments intended to improve the effectiveness of security valuation disclosures. ASU 2018-13 is effective for interim and annual periods beginning after December 15, 2019. Management is currently evaluating the impact that ASU 2018-13 will have on the Fund’s financial statements and related disclosures.

In September 2018, the Securities and Exchange Commission released Final Rule 33-10532 captioned “Disclosure Update and Simplification” which is intended to amend certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other Commission disclosure requirements, GAAP, or changes in the information environment. These changes will be effective November 5, 2018. Management is currently evaluating the impact that this release will have on the Fund’s financial statements and related disclosures.

4. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the report was issued.

Investment Adviser

Sound Shore Management, Inc.

Greenwich, Connecticut

Administrator

Atlantic Fund Administration, LLC

Portland, Maine

Distributor

Foreside Fund Services, LLC

Portland, Maine

www.foreside.com

Transfer and Distribution Paying Agent

Atlantic Shareholder Services, LLC

Portland, Maine

Custodian

MUFG Union Bank, N.A.

San Francisco, California

Fund Counsel

Schiff Hardin LLP

New York, New York

Independent Registered

Public Accounting Firm

BBD, LLP

Philadelphia, Pennsylvania

207-QR-0918

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s objectives and policies, experience of its management, and other information.

SOUND SHORE FUND, INC.

Three Canal Plaza

Portland, ME 04101

http://www.soundshorefund.com

(800) 551-1980

Quarterly Letter to

Shareholders

(Unaudited)

SEPTEMBER 30, 2018